Exhibit 10.4

AMENDED AND RESTATED SECURITY AGREEMENT

dated as of

July 9, 2021

among

THE GRANTORS IDENTIFIED HEREIN

and

BANK of AMERICA, N.A.,
as Administrative Agent

Reference is made to the Intercreditor and Collateral Agency Agreement, dated as of November 16, 2012, among APX Group, Inc., a Delaware corporation, the other grantors party thereto, Bank of America, N.A., in its capacity as collateral agent for the Credit Agreement Secured Parties (as defined therein) and Wilmington Trust, National Association, in its capacity as collateral agent for the Senior Secured Notes Secured Parties (as defined therein), and each additional collateral agent from time to time party thereto as collateral agent for any First Lien Obligations (as defined therein) of any other Class (as defined therein), and as it may be amended from time to time in accordance with the Credit Agreement (as defined below) (the “Closing Date Intercreditor Agreement”). Each Secured Party (as defined in the Credit Agreement referred to below) (a) consents to the terms of the Closing Date Intercreditor Agreement, including the priority of payment provisions of such Closing Date Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the Closing Date Intercreditor Agreement and (c) authorizes and instructs the Administrative Agent to enter into the Closing Date Intercreditor Agreement as “Collateral Agent,” and on behalf of such Secured Party.

TABLE OF CONTENTS
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Schedules
Schedule I    Subsidiary Parties
Schedule II    Pledged Equity and Pledged Debt
Schedule III    Commercial Tort Claims
Exhibits
Exhibit I    Form of Security Agreement Supplement
Exhibit II    Perfection Certificate
Exhibit III    Form of Patent Security Agreement
Exhibit IV    Form of Trademark Security Agreement
Exhibit V    Form of Copyright Security Agreement
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AMENDED AND RESTATED SECURITY AGREEMENT dated as of July 9, 2021, among the Grantors (as defined below) and Bank of America, N.A., as Administrative Agent for the Secured Parties (in such capacity, the “Administrative Agent”).
Reference is made to (i) the Second Amended and Restated Credit Agreement dated as of July 9, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among APX Group Inc., a Delaware corporation, (the “Borrower”), APX Group Holdings, Inc., a Delaware corporation, (“Holdings”), the other Guarantors party thereto from time to time, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and (ii) that certain Security Agreement, dated as of September 6, 2018 (the “Original Security Agreement”) among the Grantors party thereto and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree to amend and restate the Original Security Agreement in its entirety as follows:
ARTICLE I

Definitions
SECTION 1.01Credit Agreement.
(a)Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the UCC.
(b)The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.
SECTION 1.02Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.
“Accounts” has the meaning specified in Article 9 of the UCC.
“Administrative Agent” has the meaning assigned to such term in the recitals of the Agreement.
“Agreement” means this Security Agreement.
“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).
“Borrower” has the meaning assigned to such term in the recitals of this Agreement.
“Collateral” means the Article 9 Collateral and the Pledged Collateral.

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“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.
“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.
“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.
“General Intangibles” has the meaning specified in Article 9 of the UCC.
“Grantor” means the Borrower, each Guarantor that is a party hereto, and each Guarantor that becomes a party to this Agreement after the Closing Date.
“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, the intellectual property rights in software and databases and related documentation and all additions and improvements to the foregoing.
“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.
“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.
“Original Security Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.
“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.
“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of the United States in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States, including registrations, recordings and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.
“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each of the Grantors.
“Pledged Collateral” has the meaning assigned to such term in Section 2.01.
“Pledged Debt” has the meaning assigned to such term in Section 2.01.
“Pledged Equity” has the meaning assigned to such term in Section 2.01.
“Pledged Securities” means the Pledged Equity and Pledged Debt.
“Secured Obligations” means the “Obligations” (as defined in the Credit Agreement).
“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.
“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.
“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.
“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.
“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby.
“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.
ARTICLE II

Pledge of Securities
SECTION 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each of the Grantors hereby assigns and pledges to the Administrative Agent, its successors and assigns and confirms its prior assignment and pledge to the Administrative Agent, its successors and assigns, in each case, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantors’ right, title and interest in, to and under:
(i)all Equity Interests held by it that are listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include (A) Excluded Assets or (B) for the avoidance of doubt, Equity Interests in excess of 65% of the issued and outstanding Equity Interests of (1) any Restricted Subsidiary that is a wholly owned Material Domestic Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor and that (x) is treated as a disregarded entity for federal income tax purposes and (y) substantially all of the assets of which consist of the Equity Interests and/or Indebtedness of one or more CFCs and any other assets incidental thereto and (2) any Restricted Subsidiary that is a wholly owned Material Foreign Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor;
(ii)(A) the debt securities owned by it and listed opposite the name of such Grantor on Schedule II, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Assets;
(iii)all other property that may be delivered to and held by the Administrative Agent pursuant to the terms of this Section 2.01;
(iv)subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above;
(v)subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and
(vi)all Proceeds of any of the foregoing
(the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”).
TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02 Delivery of the Pledged Equity.
(a)Each Grantor agrees promptly (but in any event within 30 days after receipt by such Grantor or such longer period as the Administrative Agent may agree in its reasonable discretion) to deliver or cause to be delivered to the Administrative Agent, for the benefit of the Secured Parties, any and all (i) Pledged Equity to the extent certificated and (ii) to the extent required to be delivered pursuant to paragraph (b) of this Section 2.02, Pledged Debt.
(b)Each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount in excess of $5,000,000 owed to such Grantor by any Person that is evidenced by a duly executed promissory note to be pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.
(c)Upon delivery to the Administrative Agent, any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request (other than instruments or documents governed by or requiring actions in any non-U.S. jurisdiction related to Equity Interests of Foreign Subsidiaries). Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Schedule II and made a part hereof; provided that failure to supplement Schedule II shall not affect the validity of such pledge of such Pledged Equity. Each schedule so delivered shall supplement any prior schedules so delivered.
SECTION 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to and with the Administrative Agent, for the benefit of the Secured Parties, that:
(a)As of the date hereof, Schedule II includes all Equity Interests, debt securities and promissory notes required to be pledged by such Grantor hereunder in order to satisfy the Collateral and Guarantee Requirement;
(b)the Pledged Equity issued by the Borrower, each other Borrower, or a wholly-owned Restricted Subsidiary have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;
(c)except for the security interests granted hereunder, such Grantor (i) is, subject to any transfers made in compliance with the Credit Agreement, the direct owner, beneficially and of record, of the Pledged Equity indicated on Schedule II, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and any Liens expressly permitted by Section 7.01 of the Credit Agreement that are governed by any Intercreditor Agreement and (B) nonconsensual Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, and (iii) if requested by the Administrative Agent, will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;
(d)except for restrictions and limitations (i) that are imposed or permitted by the Loan Documents or securities laws generally, (ii) in the case of Pledged Equity of Persons that are not Subsidiaries, that are transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons, and (iii) that are described in the Perfection Certificate, dated as of September 6, 2018, the Pledged Collateral is freely transferable and assignable, and none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;
(e)the execution and performance by the Grantors of this Agreement are within each Grantor’s corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company action or other organizational action;
(f)no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Administrative Agent (for the benefit of the Secured Parties) and (ii) approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given, or made or to be in full force and effect pursuant to the Collateral and Guarantee Requirement);
(g)by virtue of the execution and delivery by each Grantor of this Agreement, and delivery of the Pledged Securities to and continued possession by the Administrative Agent or its bailee pursuant to the Closing Date Intercreditor Agreement, the Administrative Agent for the benefit of the Secured Parties has a legal, valid and perfected lien upon and security interest in such Pledged Security as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC, subject only to nonconsensual Liens permitted by Section 7.01 of the Credit Agreement and any Lien expressly permitted by Section 7.01 of the Credit Agreement that are governed by any Intercreditor Agreement; and
(h)the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral to the extent intended hereby.
Subject to the terms of this Agreement, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.
Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Credit Agreement excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Administrative Agent for the benefit of the Secured Parties in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties (including, without limitation, this Section 2.03) shall be deemed not to apply to such excluded assets.
SECTION 2.04 Certification of Limited Liability Company and Limited Partnership Interests. No interest in any limited liability company or limited partnership controlled by any Grantor that constitutes Pledged Equity shall be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction, and (ii) such certificate shall be delivered to the Administrative Agent in accordance with Section 2.02. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (i) each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof. Such Grantor hereby agrees that if any of the Pledged Collateral are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, if necessary or, upon the request of the Administrative Agent, desirable to perfect a security interest in such Pledged Collateral, cause such pledge to be recorded on the equity holder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Collateral under the terms hereof.
SECTION 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the Borrower prior written notice of its intent to exercise such rights, (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent and each Grantor will promptly give to the Administrative Agent copies of any written notices or other written communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent permitted by the documentation governing such Pledged Securities.
SECTION 2.06 Voting Rights; Dividends and Interest.
(a)Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have provided prior notice to the Borrower that the rights of the Grantor under this Section 2.06 are being suspended:
(i)Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof and each Grantor agrees that it shall exercise such rights for purposes consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.
(ii)The Administrative Agent shall promptly (after reasonable advance notice) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.
(iii)Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be promptly (and in any event within 10 Business Days or such longer period as the Administrative Agent may agree in its reasonable discretion) delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). So long as no Default or Event of Default has occurred and is continuing, the Administrative Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Credit Agreement in accordance with this Section 2.06(a)(iii).
(b)Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the Grantors’ rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions subject to the terms of the Closing Date Intercreditor Agreement. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 10 days or such longer period as the Administrative Agent may agree in its reasonable discretion) delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.
(c)Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have provided the Borrower with notice of the suspension of its rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that the Borrower would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06 shall be reinstated.

(d)Any notice given by the Administrative Agent to the Borrower under Section 2.05 or Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.
ARTICLE III

Security Interests in Personal Property
SECTION 3.01 Security Interest.
(a)As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns and confirms its prior assignment and pledge to the Administrative Agent, its successors and assigns, in each case, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
(i)all Accounts;
(ii)all Chattel Paper;
(iii)all Documents;
(iv)all Equipment;
(v)all General Intangibles;
(vi)all Goods;
(vii)all Instruments;
(viii)all Inventory;
(ix)all Investment Property;
(x)all books and records pertaining to the Article 9 Collateral;
(xi)all Fixtures;
(xii)all Letter-of-Credit Rights, but only to the extent constituting a supporting obligation for other Article 9 Collateral as to which perfection of security interests in such Article 9 Collateral is accomplished by the filing of a UCC financing statement;
(xiii)all Intellectual Property;

(xiv)all Commercial Tort Claims listed on Schedule III and on any supplement thereto received by the Administrative Agent pursuant to Section 3.03(g); and
(xv)to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;
provided that, notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Assets and the term “Article 9 Collateral” shall not include any Excluded Assets.
(b)Subject to Section 3.01(e), each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” or “all personal property” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.
(c)The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.
(d)Each Grantor hereby further authorizes the Administrative Agent to file with the USPTO or the USCO (or any successor office) one or more Intellectual Property Security Agreements substantially in the form of Exhibits III, IV or V, as applicable, and such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property of each Grantor in which a security interest has been granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Administrative Agent as secured party. No Grantor shall be required to complete any filings governed by non-United States laws or take any other action with respect to the perfection of the Security Interests created hereby in any Intellectual Property subsisting in any non-United States jurisdiction.
(e)Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required, nor is the Administrative Agent authorized, (i) to perfect the Security Interests granted by this Security Agreement (including Security Interests in Investment Property and Fixtures) by any means other than by (A) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant State(s), and filings in the applicable real estate records with respect to any fixtures relating to Mortgaged Properties, (B) filings in United States government offices with respect to Intellectual Property of Grantor as expressly required elsewhere herein, (C) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of Instruments and certificated Pledged Equity as expressly required elsewhere herein or (D) other methods expressly provided herein, (ii) to enter into any deposit account control agreement, securities account control agreement or any other control agreement with respect to any deposit account, securities account or any other Collateral that requires perfection by “control” except as otherwise set forth in this Section 3.01(e), (iii) to take any action (other than the actions listed in clauses (i)(A) and (C) above) with respect to any assets located outside of the United States, (iv)

to perfect in any assets subject to a certificate of title statute or (v) to deliver any Equity Interests except as expressly provided in Section 2.01.
SECTION 3.02 Representations and Warranties. Each Grantor jointly and severally represents and warrants, as to itself and the other Grantors, to the Administrative Agent and the Secured Parties that:
(a)Subject to Liens permitted by Section 7.01 of the Credit Agreement, each Grantor has good and valid rights in and title (except as otherwise permitted by the Loan Documents) to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.
(b)The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (except the information therein with respect to the exact legal name of each Grantor which shall be correct and complete in all respects) as of the Original Closing Date. Subject to Section 3.01(e), the Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in the applicable filing office (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights), in each case, as required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code, and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements.
(c)Each Grantor represents and warrants that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of material United States registered Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, respectively (other than, in each case, any Excluded Assets), have been delivered to the Administrative Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for Patents, Trademarks and Copyrights. To the extent a security interest may be perfected by filing, recording or registration in USPTO or USCO under the Federal intellectual property laws, then no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof)

acquired or developed by any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).
(d)The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code. Subject to Section 3.01(e) of this Agreement, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than any Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.
(e)The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement and assignments permitted by the Credit Agreement.
(f)As of the date hereof, no Grantor has any Commercial Tort Claim in excess of $8,000,000 other than the Commercial Tort Claims listed on Schedule III.
SECTION 3.03 Covenants.
(a)The Borrower agrees to notify the Administrative Agent in writing promptly, but in any event within 60 days (or such longer period as the Administrative Agent may agree in its reasonable discretion), after any change in (i) the legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor, (iii) the jurisdiction of organization of any Grantor or (iv) the organizational identification number of such Grantor, if any.
(b)Subject to Section 3.01(e), each Grantor shall, at its own expense, upon the reasonable request of the Administrative Agent, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) determined by such Grantor to be desirable in the conduct of its business and (y) permitted by the Credit Agreement.
(c)Subject to Section 3.01(e), each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including amendments or continuations thereof) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $5,000,000 shall be or become evidenced by any promissory note, other instrument or debt security, such note, instrument or debt security shall be promptly (and in any event within 30 days of its acquisition or such longer period as the Administrative Agent may agree in its reasonable discretion) pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Administrative Agent.
(d)At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or any other Loan Document and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, the Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate, expire or be put into the public domain in accordance with Section 3.03(f)(iv). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.
(e)Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof.
(f)If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which is in excess of $5,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties provided that, notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Assets. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.
(g)Intellectual Property Covenants.
(i)Other than to the extent not prohibited herein or in the Credit Agreement or with respect to registrations and applications no longer used or useful, except to the extent failure to act would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or

Copyright registration or application now or hereafter included in the Intellectual Property of such Grantor that are not Excluded Assets.
(ii)Other than to the extent not prohibited herein or in the Credit Agreement, or with respect to registrations and applications no longer used or useful, or except as would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property, excluding Excluded Assets, may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known).
(iii)Other than as excluded or as not prohibited herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the applicable Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.
(iv)Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Loan Document prevents or shall be deemed to prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.
(v)Within the same delivery period as required for the delivery of the annual Compliance Certificate required to be delivered under Section 6.02(a) of the Credit Agreement the Borrower shall provide a list of any additional registrations of Intellectual Property of all Grantors not previously disclosed to the Administrative Agent including such information as is necessary for such Grantor to make appropriate filings in the USPTO and USCO.
(h)Commercial Tort Claims. If the Grantors shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed $5,000,000 for which this clause has not been satisfied and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within 45 days (or such longer period as the Administrative Agent may agree in its reasonable discretion) after the end of the fiscal quarter in which such complaint was filed notify the Administrative Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Administrative Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.
ARTICLE IV

Remedies
SECTION 4.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, including the Guarantees, under the Uniform Commercial Code or other applicable Law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the

Administrative Agent, promptly assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such exercise; and (iv) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any Law now existing or hereafter enacted.
The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at Law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.
Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default (provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to, to the extent reasonably practicable, or otherwise promptly after, exercising such rights), for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies if insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or in part relating thereto. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.
SECTION 4.02 Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash in accordance with Section 8.04 of the Credit Agreement.
The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.
The Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error).
SECTION 4.03 Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Administrative Agent a non-exclusive, royalty-free, limited license (until the termination or cure of the Event of Default) for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate to use, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Administrative Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Administrative Agent solely during the continuance of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor, and nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that any such license and any such license granted by the Administrative Agent to a third party shall include reasonable and customary terms and conditions necessary to preserve the existence, validity and value of the affected Intellectual Property, including without limitation, provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to Patents, copyright notices and restrictions on decompilation and reverse engineering of copyrighted software (it being understood and agreed that, without limiting any other rights and remedies of the Administrative Agent under this Agreement, any other Loan Document or applicable Law, nothing in the foregoing license grant shall be construed as granting the Administrative Agent rights in and to such Intellectual Property above and beyond (x) the rights to such Intellectual Property that each Grantor has reserved for itself and (y) in the case of Intellectual Property that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such Intellectual Property hereunder). For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may also exercise the rights afforded under Section 4.01 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.
ARTICLE V

Subordination
SECTION 5.01 Subordination.
(a)Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors to indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any Grantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.
(b)Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Administrative Agent, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full in cash of the Secured Obligations.

ARTICLE VI

Miscellaneous
SECTION 6.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to the Borrower or any other Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.
SECTION 6.02 Waivers; Amendment.
(a)No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under each other Loan Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, the issuance of a Letter of Credit or the provision of services under Treasury Services Agreements or Secured Hedge Agreements shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time.
(b)Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.
SECTION 6.03 Administrative Agent’s Fees and Expenses; Indemnification.
(a)The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its reasonable out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith as provided in Sections 10.04 and 10.05 of the Credit Agreement.
(b)Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 30 days of written demand therefor.
SECTION 6.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 6.05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors hereunder and in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents, the making of any Loans and issuance of any Letters of Credit and the provision of services under Treasury Services Agreements or Secured Hedge Agreements, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as this Agreement has not been terminated or released pursuant to Section 6.11 below.
SECTION 6.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.
SECTION 6.07 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.08 Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.
(a)The terms of Sections 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
(b)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.
SECTION 6.09 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 6.10 Security Interest Absolute. To the extent permitted by Law, all rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.
SECTION 6.11 Termination or Release.
(a)This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (i) obligations under Treasury Services Agreements or obligations under Secured Hedge Agreements not yet due and payable and (ii) contingent obligations not yet accrued and payable).
(b)A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Borrower or becomes an Excluded Subsidiary; provided that the Required Lenders shall have consented to such transaction (if and to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.
(c)Upon any sale or transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale or transfer to another Loan Party), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.
(d)In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.11, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 6.11 shall be without recourse to or warranty by the Administrative Agent.
SECTION 6.12 Additional Grantors. Pursuant to Section 6.11 of the Credit Agreement, certain additional Restricted Subsidiaries of the Grantors may be required to enter in this Agreement as Grantors. Upon execution and delivery by the Administrative Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
SECTION 6.13 Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to the applicable Grantor of the Administrative Agent’s intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith, or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction.
SECTION 6.14 General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.
SECTION 6.15 Reasonable Care. The Administrative Agent is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Administrative Agent shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Administrative Agent accords its own property.
SECTION 6.16 Delegation; Limitation. The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.
SECTION 6.17 Reinstatement. The obligations of the Grantors under this Security Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.
SECTION 6.18 Miscellaneous. The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Administrative Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Administrative Agent in its capacity as Administrative Agent indicating that an Event of Default has occurred.
SECTION 6.19 Intercreditor Agreement. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Closing Date Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the Closing Date Intercreditor Agreement, the provisions of the Closing Date Intercreditor Agreement shall control. Notwithstanding anything herein to the contrary, requirements of this Agreement to deliver or grant control (to the extent that only one person can have control of such Collateral) with respect to Collateral to the Administrative Agent shall be deemed satisfied by delivery of such Collateral or grant of control with respect to Collateral to a Bailee Administrative Agent (as defined in the Closing Date Intercreditor Agreement) as required pursuant to Section 4.01 of the Closing Date Intercreditor Agreement.
SECTION 6.20 Amendment and Restatement; No Novation.
(a)This Agreement amends and restates the Original Security Agreement in its entirety. The Original Security Agreement, as amended and restated by this Agreement, and each of the other Loan Documents are and shall continue to be in full force and effect.  Each Loan Party hereby expressly acknowledges, ratifies and confirms the terms of this Agreement and the amendment and restatement of the Original Security Agreement occurring on the Closing Date and reaffirms, as of the Closing Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to the amendments and the transactions contemplated hereby on the Closing Date and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings, the Borrower and other Grantors.
(b)The execution, delivery and effectiveness of this Agreement does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents.  This Agreement shall not constitute a novation of the Original Security Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
APX HOLDINGS, INC.
By:    /s/ Dale R. Gerard
    Name: Dale R. Gerard
    Title: Chief Financial Officer
APX GROUP, INC.
By:    /s/ Dale R. Gerard
    Name: Dale R. Gerard
    Title: Chief Financial Officer
VIVINT, INC.
SMART HOME PROS, INC.
VIVINT PURCHASING, LLC
313 AVIATION, LLC
AP AL LLC
FARMINGTON IP LLC
IPR LLC
SPACE MONKEY, LLC
VIVINT GROUP, INC.
VIVINT LOUISIANA LLC
VIVINT WARRANTY AND HOME INSURANCE, LLC
VIVINT AMIGO, INC.

By:    /s/ Dale R. Gerard
    Name: Dale R. Gerard
    Title: Chief Financial Officer

[Signature Page to Amended and Restated Security Agreement]

BANK OF AMERICA, N.A., as Administrative Agent
By:    /s/ Ronaldo Naval
    Name: Ronaldo Naval
    Title: Vice President

[Signature Page to Amended and Restated Security Agreement]

Exhibit I to the
Security Agreement
SUPPLEMENT NO. ___ dated as of [●] (the “Supplement”), to the Amended and Restated Security Agreement (the “Security Agreement”), dated as of July 9, 2021, among the Grantors identified therein and Bank of America, N.A., as Administrative Agent.
A.    Reference is made to that certain Second Amended and Restated Credit Agreement dated as of July 9, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among APX Group, Inc., a Delaware corporation, (the “Borrower”), APX Group Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors party thereto from time to time, each Lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other agents named therein.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement.
C.    The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 6.12 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.
Accordingly, the Administrative Agent and the New Grantor agree as follows:
SECTION 1. In accordance with Section 6.12 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.
SECTION 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Schedules II and III to the Security Agreement applicable to it and (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.
SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.
SECTION 9. The New Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.
[Signature pages follow.]

IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.
[NAME OF NEW GRANTOR]
By:
Name:
Title:
Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

[Signature Page – Security Agreement Supplement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

[Signature Page – Security Agreement Supplement]

Schedule I
to the Supplement No __ to the
Security Agreement
PLEDGED EQUITY AND PLEDGED DEBT

1.     Pledged Equity:

Current Legal Entities Owned	Record Owner	Certificate No. (to the extent certificated)	No. Shares

2.     Pledged Debt:
[List]

Schedule I
to the Supplement No __ to the
Security Agreement
COMMERCIAL TORT CLAIMS

[List]

2

Exhibit II to the
Security Agreement

PERFECTION CERTIFICATE

[Attached]

3

4

Exhibit III to the
Security Agreement

FORM OF
PATENT SECURITY AGREEMENT (SHORT FORM)

PATENT SECURITY AGREEMENT
THIS PATENT SECURITY AGREEMENT IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF NOVEMBER 16, 2012 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG APX GROUP, INC., THE GRANTORS PARTY THERETO, BANK OF AMERICA, N.A., AS CREDIT AGREEMENT COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS NOTES COLLATERAL AGENT (AS DEFINED THEREIN), AND EACH ADDITIONAL COLLATERAL AGENT (AS DEFINED THEREIN) FROM TIME TO TIME PARTY THERETO.

Patent Security Agreement, dated as of [ ], by [ ] and [_________] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
W i t n e s s e t h:
    Whereas, the Grantors are party to the Amended and Restated Security Agreement dated as of July 9, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and related Intellectual Property Security Agreements (as defined therein) in favor of the Administrative Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;
    Now, Therefore, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Administrative Agent as follows:
    SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
    SECTION 2.    Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral (excluding any Excluded Assets) of such Grantor:
    (a) Patents of such Grantor listed on Schedule I attached hereto.
    SECTION 3.    The Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.
    SECTION 4.    Termination. Upon the termination of the Security Agreement in accordance with Section 6.13 thereof, the Administrative Agent shall, at the expense of such

Grantor, execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the lien on and security interest in the Patents under this Patent Security Agreement.
    SECTION 5.    Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow.]

[GRANTOR]
By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

Schedule I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patents:

OWNER	REGISTRATION NUMBER	DESCRIPTION

Patent Applications:

OWNER	APPLICATION NUMBER	DESCRIPTION

Exhibit IV to the
Security Agreement
FORM OF
TRADEMARK SECURITY AGREEMENT (SHORT FORM)

TRADEMARK SECURITY AGREEMENT
THIS TRADEMARK SECURITY AGREEMENT IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF NOVEMBER 16, 2012 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG APX GROUP, INC., THE GRANTORS PARTY THERETO, BANK OF AMERICA, N.A., AS CREDIT AGREEMENT COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS NOTES COLLATERAL AGENT (AS DEFINED THEREIN), AND EACH ADDITIONAL COLLATERAL AGENT (AS DEFINED THEREIN) FROM TIME TO TIME PARTY THERETO.

    Trademark Security Agreement, dated as of [ ], by [ ] and [_________] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
W i t n e s s e t h:
    Whereas, the Grantors are party to the Amended and Restated Security Agreement dated as of July 9, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and related Intellectual Property Security Agreements (as defined therein) in favor of the Administrative Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;
    Now, Therefore, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Administrative Agent as follows:
    SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
    SECTION 2.    Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral (excluding any Excluded Assets) of such Grantor:
    (a) registered Trademarks of such Grantor listed on Schedule I attached hereto.
    SECTION 3.    The Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

    SECTION 4.    Termination. Upon the termination of the Security Agreement in accordance with Section 6.13 thereof, the Administrative Agent shall, at the expense of such Grantor, execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the lien on and security interest in the Trademarks under this Trademark Security Agreement.
SECTION 5.    Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
[Signature pages follow.]
2

[GRANTOR]
By:
Name:
Title:

[Trademark Security Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

[Trademark Security Agreement]

Schedule I
Trademark Registrations and Use Applications
Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Exhibit V to the
Security Agreement

FORM OF
COPYRIGHT SECURITY AGREEMENT (SHORT FORM)

COPYRIGHT SECURITY AGREEMENT
THIS COPYRIGHT SECURITY AGREEMENT IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF NOVEMBER 16, 2012 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG APX GROUP, INC., THE GRANTORS PARTY THERETO, BANK OF AMERICA, N.A., AS CREDIT AGREEMENT COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS NOTES COLLATERAL AGENT (AS DEFINED THEREIN), AND EACH ADDITIONAL COLLATERAL AGENT (AS DEFINED THEREIN) FROM TIME TO TIME PARTY THERETO.

    Copyright Security Agreement, dated as of [ ], by [ ] and [_________] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
W i t n e s s e t h:
    Whereas, the Grantors are party to the Amended and Restated Security Agreement dated as of July 9, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and related Intellectual Property Security Agreements (as defined therein) in favor of the Administrative Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;
    Now, Therefore, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Administrative Agent as follows:
    SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
    SECTION 2.    Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral (excluding any Excluded Assets) of such Grantor:
    (a) registered Copyrights of such Grantor listed on Schedule I attached hereto.
    SECTION 3.    The Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.
    SECTION 4.    Termination. Upon termination of the Security Agreement in accordance with Section 6.13 thereof, the Administrative Agent shall, at the expense of such Grantor,

execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the lien on and security interest in the Copyrights under this Copyright Security Agreement.
    SECTION 5.    Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow.]

[GRANTOR]
By:
Name:
Title:

[Copyright Security Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

[Copyright Security Agreement]

Schedule I
Copyright Registrations

OWNER	TITLE	REGISTRATION NUMBER

S-1